     SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:      SYNC RESEARCH, INC.
ADDRESS:       7 STUDEBAKER
               IRVINE, CALIFORNIA  92718

DATED AS OF:   JUNE 10, 1997

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated September 18, 1991, as amended by that Extension Agreement dated August 3, 1992, by that Amendment to Loan Agreement dated October 20, 1992, by that Amendment to Loan Agreement dated August 23, 1993, by that Amendment to Loan Agreement dated February 10, 1994, by that Amendment to Loan Agreement dated July 18, 1994, by that Amendment to Loan Agreement dated September 20, 1994, by that Amendment to Loan and Security Agreement dated August 31, 1995, by that Amendment to Loan and Security Agreement (the "October 1995 Amendment") dated October 5, 1995, by that Amendment to Loan Agreement dated July 3, 1996, and by that Amendment to Loan Agreement dated October 6, 1996 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

     1. REVISED ADVANCE RATE. The first paragraph of the "Credit Limit (Section 1.1)" set forth in the Schedule to Loan Agreement is hereby amended to read as follows:

          CREDIT LIMIT
          (Section 1.1): An amount not to exceed $5,000,000 at any one time outstanding; PROVIDED, HOWEVER, that upon a Post-IPO Default (as defined in Section 2.2 of the Loan Agreement as set forth in the Amendment to Loan and Security Agreement dated October 5, 1995 between Silicon and Borrower), the Credit Limit shall be an amount not to exceed the lesser of: (i) $5,000,000 at any one time outstanding; or (ii) 70% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

     The remainder of the "Credit Limit (Section 1.1)" remains unchanged.

     2. REVISED TANGIBLE NET WORTH FINANCIAL COVENANT. The Tangible Net Worth Financial Covenant set forth under "Financial Covenants (Section 4.1)" in the Schedule to Loan Agreement is hereby amended in its entirety to read as follows:

          TANGIBLE NET WORTH: Borrower shall maintain a tangible net worth of not less than $34,000,000, provided that tangible net worth shall be computed excluding loans by the Borrower to its officers.

     3. DELETION OF PROFITABILITY FINANCIAL COVENANT. The Profitability Financial Covenant set forth under "Financial Covenants (Section 4.1)" in the Schedule to Loan Agreement which currently reads as follows:

          PROFITABILITY: Borrower shall not incur a loss (after taxes) for the fiscal year ending December 31, 1997.

is hereby deleted.

     4. FEE. Borrower shall pay to Silicon a facility fee in the amount of $250 concurrently, which shall be in addition to all interest and all other amounts payable under the Loan Agreement, and which shall not be refundable.

     5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, as so amended, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                               SILICON:

SYNC RESEARCH, INC.                     SILICON VALLEY BANK


BY_______________________________       BY_______________________________
     PRESIDENT OR VICE PRESIDENT        TITLE__________________________

BY_______________________________
     SECRETARY OR ASS'T SECRETARY

     SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:      SYNC RESEARCH, INC.
ADDRESS:       7 STUDEBAKER
               IRVINE, CALIFORNIA  92718

DATED AS OF:   OCTOBER 6, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated September 18, 1991, as amended by that Extension Agreement dated August 3, 1992, by that Amendment to Loan Agreement dated October 20, 1992, by that Amendment to Loan Agreement dated August 23, 1993, by that Amendment to Loan Agreement dated February 10, 1994, by that Amendment to Loan Agreement dated July 18, 1994, by that Amendment to Loan Agreement dated September 20, 1994, by that Amendment to Loan and Security Agreement dated August 31, 1995, by that Amendment to Loan and Security Agreement (the "October 1995 Amendment") dated October 5, 1995, and by that Amendment to Loan Agreement dated July 3, 1996 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

     1. REVISED SCHEDULE. The Schedule to Loan Agreement is hereby replaced in its entirety with the Schedule to Loan Agreement as attached hereto.

     2. FEE. Borrower shall pay to Silicon a facility fee in the amount of $25,000 concurrently, which shall be in addition to all interest and all other amounts payable under the Loan Agreement, and which shall not be refundable.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, as so amended, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                               SILICON:

SYNC RESEARCH, INC.                     SILICON VALLEY BANK


BY_______________________________       BY_______________________________
     PRESIDENT OR VICE PRESIDENT        TITLE__________________________

BY_______________________________
     SECRETARY OR ASS'T SECRETARY

     SILICON VALLEY BANK

                              AMENDED SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWER:      SYNC RESEARCH, INC.
ADDRESS:       7 STUDEBAKER
               IRVINE, CALIFORNIA  92718

DATED AS OF:   OCTOBER 6, 1996


CREDIT LIMIT
(Section 1.1):           An amount not to exceed $5,000,000 at any one time
                         outstanding; PROVIDED, HOWEVER, that upon a Post-IPO
                         Default (as defined in Section 2.2 of the Loan
                         Agreement as set forth in the Amendment to Loan and Security Agreement dated October 5, 1995 between
                         Silicon and Borrower), the Credit Limit shall be an amount not to exceed the lesser of: (i) $5,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                         Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from any government agency (unless Borrower completes such assignment of claims documentation and other documentation that Silicon determines is necessary or desirable to perfect and protect the interest of Silicon therein), accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding*, accounts owing from an affiliate of Borrower**, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                         *PROVIDED THAT ACCOUNTS OWING FROM AT&T, IBM, 3 COM, AND RACAL-DATACOM SHALL BE DEEMED INELIGIBLE TO THE EXTENT ANY

                         SUCH ACCOUNTS EXCEED 40% OF THE TOTAL ELIGIBLE ACCOUNTS OUTSTANDING

                         ** (OTHER THAN 3 COM)

                         Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Accounts Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit
                         Documentation.   Letters of Credit may have a maturity
                         date up to twelve months beyond the Maturity Date in effect from time to time, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                         The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE
(Section 1.2):           A rate equal to the "Prime Rate" in effect from time to
                         time, per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime
                         Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.
                         The interest rate applicable to the Obligations shall change on each date there is a change in the Prime
                         Rate.

FACILITY FEE
(Section 1.3):           As per the Amendment to Loan Agreement of even date.

MATURITY DATE
(Section 5.1):           OCTOBER 5, 1997

PRIOR NAMES OF BORROWER
(Section 3.2):           FALLON & ASSOCIATES, SPECTRUM COMMUNICATIONS, INC.

TRADE NAMES OF BORROWER
(Section 3.2):           SYNCVIEW, INTERNETWORKING SNA

OTHER LOCATIONS AND

ADDRESSES (Section 3.3): 1875 SO. GRANT STREET, SUITE 1020, SAN MATEO, CA
                         94402;
                         274 QUASSETT ROAD, P.O. BOX 40, POMFRET CENTER, CT
                         06259;
                         36 NEW STREET, SHARON, CT  06069;
                         4176 CONWAY PLACE CIRCLE, ORLANDO, FL  32812;
                         2100 MANCHESTER RD., SUITE 900, WHEATON, IL 60187; 8400 NORMANDALE LAKE BLVD. #920, BLOOMINGTON, MN 55437;
                         3607 GARFIELD AVE., SO. MINNEAPOLIS, MN  55409;
                         8050 EAGLE TRAIL, DALLAS, TX  75238;
                         555 REPUBLIC DRIVE, SUITE 200, PLANO, TX 75074; 12020 SUNRISE VALLEY DRIVE #100, RESTON, VA 22091; THE OLD SHIRE HOUSE, THE FORBURY READING, BERKSHIRE, ENGLAND RG1 3EB

MATERIAL ADVERSE
LITIGATION
(Section 3.10):          NONE

NEGATIVE COVENANTS-
EXCEPTIONS
(Section 4.6):           Without Silicon's prior written consent, Borrower may
                         do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $250,000 in any fiscal year.

FINANCIAL COVENANTS
(Section 4.1):           Borrower shall comply with all of the following
                         covenants. Compliance shall be determined as of the end of each fiscal quarter, except as otherwise specifically provided below:

     QUICK ASSET RATIO:  Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 5.0 to 1.

     TANGIBLE NET WORTH: Borrower shall maintain a tangible net worth of not less than $45,000,000, provided that tangible net worth shall be computed excluding loans by the Borrower to its officers.

     DEBT TO TANGIBLE
     NET WORTH RATIO:    Borrower shall maintain a ratio of total liabilities
                         to tangible net worth of not more than .40 to 1.

     PROFITABILITY:      Borrower shall not incur a loss (after taxes) for the
                         fiscal year ending December 31, 1997.

     DEFINITIONS:        "Current assets," and "current liabilities" shall have
                         the meanings ascribed to them in accordance with generally accepted accounting principles.

                         "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                         "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

     SUBORDINATED DEBT:  "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
 (Section 4.1):          Borrower shall at all times comply with all of the
                         following additional covenants:

                         1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                         2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. After the occurrence of a Post-IPO Default, within 20 days after the end of each month thereafter (including any month in which the Post-IPO Default occurs), Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                         3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $300,000 at any time outstanding.

                         4.   [RESERVED.]

                         5. NEGATIVE PLEDGE. Borrower shall not grant a security interest in any of its present or future Collateral, other than for specific liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above and a lien in favor of Silicon.

                         6. AGREEMENT TO TERMINATE SECURITY INTEREST UPON IPO; POST-IPO DEFAULT UCCS; ETC. Due to the completion of the IPO Consummation, Silicon has agreed to terminate its security interest in the Collateral. Notwithstanding the foregoing, upon the occurrence of a Post-IPO Default, Borrower agrees that Borrower shall be deemed to have granted to Silicon a security interest in the Collateral as set forth in Section 2.2 hereof at such time, and that Borrower agrees to execute and deliver to Silicon forthwith such UCC financing statements, instruments and other documentation as Silicon determines is necessary or desirable in connection therewith in order to perfect and otherwise protect its security interest in the Collateral.

                         BORROWER:

                              SYNC RESEARCH, INC.


                              BY_______________________________
                                     RESIDENT OR VICE PRESIDENT

                              BY_______________________________
                                   SECRETARY OR ASS'T SECRETARY

                         SILICON:

                              SILICON VALLEY BANK


                              BY_______________________________
                              TITLE____________________________

     SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:      SYNC RESEARCH, INC.
ADDRESS:       7 STUDEBAKER
               IRVINE, CALIFORNIA  92718

DATE:          JULY 3, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated September 18, 1991, as amended by that Extension Agreement dated August 3, 1992, by that Amendment to Loan Agreement dated October 20, 1992, by that Amendment to Loan Agreement dated August 23, 1993, by that Amendment to Loan Agreement dated February 10, 1994, by that Amendment to Loan Agreement dated July 18, 1994, by that Amendment to Loan Agreement dated September 20, 1994, by that Amendment to Loan and Security Agreement dated August 31, 1995, and by that Amendment to Loan and Security Agreement dated October 5, 1995 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

     1. REVISED SCHEDULE. The Schedule to Loan Agreement is hereby replaced in its entirety with the Schedule to Loan Agreement as attached hereto.

     2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, as so amended, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                               SILICON:

SYNC RESEARCH, INC.                     SILICON VALLEY BANK


BY_______________________________       BY_______________________________
     PRESIDENT OR VICE PRESIDENT        TITLE__________________________

BY_______________________________
     SECRETARY OR ASS'T SECRETARY

     SILICON VALLEY BANK

                               AMENDED SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWER:      SYNC RESEARCH, INC.
ADDRESS:       7 STUDEBAKER
               IRVINE, CALIFORNIA  92718

DATE:          JULY 3, 1996


CREDIT LIMIT
(Section 1.1):           An amount not to exceed $3,000,000 at any one time
                         outstanding; PROVIDED, HOWEVER, that upon a Post-IPO
                         Default, the Credit Limit shall be an amount not to exceed the lesser of: (i) $3,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                         Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from any government agency (unless Borrower completes such assignment of claims documentation and other documentation that Silicon determines is necessary or desirable to perfect and protect the interest of Silicon therein), accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding*, accounts owing from an affiliate of Borrower**, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                         *PROVIDED THAT ACCOUNTS OWING FROM AT&T, IBM, 3 COM, AND RACAL-DATACOM SHALL BE DEEMED INELIGIBLE TO THE EXTENT ANY SUCH ACCOUNTS EXCEED 40% OF THE TOTAL ELIGIBLE ACCOUNTS OUTSTANDING

                         ** (other than 3 COM)

                         Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Accounts Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit
                         Documentation.   Letters of Credit may have a maturity
                         date up to twelve months beyond the Maturity Date in effect from time to time, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                         The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE
(Section 1.2):           A rate equal to the "Prime Rate" in effect from time to
                         time, plus .50% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed.
                         "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.
                         The interest rate applicable to the Obligations shall change on each date there is a change in the Prime
                         Rate.

FACILITY FEE
(Section 1.3):           As per the Amendment to Loan Agreement of even date.

MATURITY DATE
(Section 5.1):           OCTOBER 5, 1996

PRIOR NAMES OF BORROWER
(Section 3.2):           FALLON & ASSOCIATES, SPECTRUM COMMUNICATIONS, INC.

TRADE NAMES OF BORROWER
(Section 3.2):           SYNCVIEW, INTERNETWORKING SNA

OTHER LOCATIONS AND

ADDRESSES (Section 3.3): 1875 SO. GRANT STREET, SUITE 1020, SAN MATEO, CA
                         94402;
                         274 QUASSETT ROAD, P.O. BOX 40, POMFRET CENTER, CT
                         06259;
                         36 NEW STREET, SHARON, CT  06069;
                         4176 CONWAY PLACE CIRCLE, ORLANDO, FL  32812;
                         2100 MANCHESTER RD., SUITE 900, WHEATON, IL 60187; 8400 NORMANDALE LAKE BLVD. #920, BLOOMINGTON, MN 55437;
                         3607 GARFIELD AVE., SO. MINNEAPOLIS, MN  55409;
                         8050 EAGLE TRAIL, DALLAS, TX  75238;
                         555 REPUBLIC DRIVE, SUITE 200, PLANO, TX 75074; 12020 SUNRISE VALLEY DRIVE #100, RESTON, VA 22091; THE OLD SHIRE HOUSE, THE FORBURY READING, BERKSHIRE, ENGLAND RG1 3EB

MATERIAL ADVERSE
LITIGATION
(Section 3.10):          NONE

NEGATIVE COVENANTS-
EXCEPTIONS
(Section 4.6):           Without Silicon's prior written consent, Borrower may
                         do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $250,000 in any fiscal year.

FINANCIAL COVENANTS
(Section 4.1):           Borrower shall comply with all of the following
                         covenants. Compliance shall be determined as of the end of each fiscal quarter commencing with the quarter ending March 31, 1996, except as otherwise specifically provided below:

     QUICK ASSET RATIO:  Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 6.0 to 1.

     TANGIBLE NET WORTH: Borrower shall maintain a tangible net worth of not less than $50,000,000, provided that tangible net worth shall be computed excluding loans by the Borrower to its officers.

     DEBT TO TANGIBLE
     NET WORTH RATIO:    Borrower shall maintain a ratio of total liabilities to
                         tangible net worth of not more than .40 to 1.

     PROFITABILITY       Borrower shall not incur a loss (after taxes) for the
                         fiscal year ending December 31, 1996.

     DEFINITIONS:        "Current assets," and "current liabilities" shall have
                         the meanings ascribed to them in accordance with generally accepted accounting principles.

                         "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                         "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).


     SUBORDINATED DEBT:  "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
 (Section 4.1):          Borrower shall at all times comply with all of the
                         following additional covenants:

                         1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                         2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. After the occurrence of a Post-IPO Default, within 20 days after the end of each month thereafter (including any month in which the Post-IPO Default occurs), Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                         3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $300,000 at any time outstanding.

                         4. ANNUAL CLEAN UP PERIOD. Borrower agrees that during the term of October 6, 1995 through October 5, 1996 there shall be a 30 day period within which no Obligations shall be outstanding other than with respect to any possible Letters of Credit that may be outstanding.

                         5. NEGATIVE PLEDGE. Borrower shall not grant a security interest in any of its present or future Collateral, other than for specific liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above and a lien in favor of Silicon.

                         6. AGREEMENT TO TERMINATE SECURITY INTEREST UPON IPO; POST-IPO DEFAULT UCCS; ETC. Due to the completion of the IPO Consummation, Silicon agrees to terminate its security interest in the Collateral. Notwithstanding the foregoing, upon the occurrence of a Post-IPO Default, Borrower agrees that Borrower shall be deemed to have granted to Silicon a security interest in the Collateral as set forth in Section 2.2 hereof at such time, and that Borrower agrees to execute and deliver to Silicon forthwith such UCC financing statements, instruments and other documentation as Silicon determines is necessary or desirable in connection therewith in order to perfect and otherwise protect such security interest in the Collateral.


                         BORROWER:

                              SYNC RESEARCH, INC.


                              BY_______________________________
                                   PRESIDENT OR VICE PRESIDENT

                              BY_______________________________
                                   SECRETARY OR ASS'T SECRETARY

                         SILICON:

                              SILICON VALLEY BANK


                              BY_______________________________
                              TITLE____________________________